Exhibit 10.1

Execution Version

GM FINANCIAL,

as Lender

and

GMF LEASING LLC,

as Depositor

2026-3 EXCHANGE NOTE SALE AGREEMENT

Dated as of June 30, 2026

i

2026-3 EXCHANGE NOTE SALE AGREEMENT, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between AmeriCredit Financial Services, Inc. d/b/a GM Financial, a Delaware corporation (“GM Financial”), as Lender (in such capacity, the “Lender”), and GMF Leasing LLC, a Delaware limited liability company, as Depositor (the “Depositor”).

RECITALS

WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of January 31, 2011 (the “Titling Trust Agreement”), among APGO Trust, as Settlor, and Wilmington Trust Company, as Owner Trustee, Administrative Trustee and Delaware Trustee, the Titling Trust (the “Titling Trust”) was continued to, among other things, take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);

WHEREAS, pursuant to a Third Amended and Restated Credit and Security Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), among the Titling Trust, the Lender, and Computershare Trust Company, N.A. (“Computershare”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), the Lender has agreed to lend money to the Titling Trust from time to time to acquire Trust Assets and the Lender is entitled, from time to time thereunder, to request that the Titling Trust issue, execute and deliver Exchange Notes to the Lender representing a portion of the debt incurred by the Titling Trust thereunder;

WHEREAS, pursuant to the Credit and Security Agreement and the 2026-3 Exchange Note Supplement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Exchange Note Supplement”), among the parties to the Credit and Security Agreement, the Titling Trust has so issued, executed and delivered to the Lender such an Exchange Note (the “2026-3 Exchange Note”);

WHEREAS, pursuant to (i) a Fourth Amended and Restated Servicing Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Basic Servicing Agreement”), among the Titling Trust, the Collateral Agent, and GM Financial, as the Servicer (in such capacity, the “Servicer”) and as the Lender, the Servicer has agreed to perform certain servicing duties with respect to the Trust Assets, and (ii) a 2026-3 Servicing Supplement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Servicing Supplement”), among the Titling Trust, the Servicer, the Lender, the Collateral Agent and Computershare, as Indenture Trustee, the Servicer has agreed to perform certain additional and/or revised servicing duties with respect to those Trust Assets comprising the 2026-3 Designated Pool relating to the 2026-3 Exchange Note;

WHEREAS, the Lender and the Depositor desire to provide for the transfer and assignment by the Lender to the Depositor, without recourse, of all of the Lender’s right, title and interest in the Conveyed Assets (as defined below); and

WHEREAS, immediately after the transfer and assignment of the Conveyed Assets to the Depositor pursuant to this Agreement, the Depositor shall transfer and assign all of its right, title and interest in the Conveyed Assets and this Agreement to GM Financial Automobile Leasing Trust 2026-3 (the “Issuer”), pursuant to the 2026-3 Exchange Note Transfer Agreement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Exchange Note Transfer Agreement”), between the Depositor and the Issuer.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2026-3 Exchange Note Supplement or, if not defined therein, in Appendix A to the Credit and Security Agreement.

ARTICLE II

TRANSFER OF THE CONVEYED ASSETS

SECTION 2.1. Transfer of the Conveyed Assets.

(a) Effective as of the 2026-3 Closing Date and immediately before the transactions contemplated by the 2026-3 Exchange Note Transfer Agreement, the Lender sells and assigns to the Depositor, without recourse, all right, title and interest of the Lender, whether now owned or hereunder acquired, in the following “Conveyed Assets”:

(i) the 2026-3 Exchange Note;

(ii) all of the Lender’s rights and benefits, as Exchange Noteholder of the 2026-3 Exchange Note under the 2026-3 Exchange Note, the Credit and Security Agreement, the 2026-3 Exchange Note Supplement and the 2026-3 Servicing Agreement; and

(iii) all proceeds, accounts, money, general intangibles, instruments, chattel paper, goods, investment property and other property consisting of, arising from or relating to the foregoing.

(b) In consideration for the Conveyed Assets, the Depositor will pay to the Lender an amount equal to the net proceeds of the sale of the Notes in cash by federal wire transfer on the 2026-3 Closing Date. The Depositor and the Lender each represents and warrants to the other that the amount of cash paid by the Depositor, together with the increase in the value in the Lender’s capital in the Depositor, is equal to the fair market value of the Conveyed Assets.

(c) The sale, transfer, assignment and conveyance of the Conveyed Assets pursuant to this Agreement is without recourse, and the Lender does not guarantee payment on the 2026-3 Exchange Note or collection of any underlying asset included in the 2026-3 Designated Pool.

SECTION 2.2. True Sale.

(a) The parties hereto intend that the sale, transfer, assignment and conveyance of the Conveyed Assets hereunder constitutes a true sale and assignment of the Conveyed Assets such that any interest in and title to the Conveyed Assets would not be property of the Lender’s estate in the event the Lender becomes a debtor in a case under any Insolvency Law. To the extent that the conveyance of any Conveyed Asset hereunder is characterized by a court or similar Governmental Authority as a financing (a “Recharacterization”), it is intended by the Lender and the Depositor that the interest conveyed constitute a grant of a first priority perfected security interest under the UCC as in effect in the State of New York by the Lender to the Depositor to secure the payment of the sale price of the Conveyed Assets to the Lender. The Lender does hereby grant to the Depositor a security interest in all of its rights, title and privileges and interest, whether now owned or existing or hereafter acquired or arising, in the Conveyed Assets and the parties hereto agree that this Agreement constitutes a “security agreement” under all applicable law. In the case of any Recharacterization, each of the Depositor and the Lender represents and warrants as to itself that each remittance of 2026-3 Exchange Note Collections made to the Depositor will have been (i) in payment of a debt incurred by the Lender in the ordinary course of business or financial affairs of the Lender and the Depositor, and (ii) made in the ordinary course of business or financial affairs of the Lender and the Depositor.

(b) The Lender makes the following representations and warranties to the Depositor in the event that, notwithstanding the express intent of the parties, the sale, transfer, assignment and conveyance of the Conveyed Assets hereunder is not a true sale and assignment of the Conveyed Assets to the Depositor. The representations and warranties speak as of the 2026-3 Closing Date and shall survive the sale of the Conveyed Assets to the Depositor hereunder, the transfer of the Conveyed Assets to the Issuer pursuant to the 2026-3 Exchange Note Transfer Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture.

(i) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Conveyed Assets in favor of the Depositor, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Lender.

(ii) The 2026-3 Exchange Note constitutes a “certificated security” within the meaning of the relevant UCC.

(iii) The Lender has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the Depositor’s security interest in the Conveyed Assets.

(iv) Other than the security interest granted to the Depositor pursuant to this Agreement, the Lender has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Conveyed Assets. The Lender has not authorized the filing of and is not aware of any financing statements against the Lender that include a description of collateral covering the Conveyed Assets other than any financing statement relating to the security interest granted to the Depositor hereunder or that has been terminated. The Lender is not aware of any judgment or tax lien filings against it.

SECTION 2.3. Representations and Warranties of the Lender and the Depositor.

(a) The Lender hereby represents and warrants to the Depositor as of the 2026-3 Closing Date that:

(i) Organization and Good Standing. The Lender is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Conveyed Assets.

(ii) Due Qualification. The Lender is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification could not reasonably be expected to have a material adverse effect with respect to the Lender.

(iii) Power and Authority. The Lender has the power and authority to execute and deliver this Agreement, and all other Program Documents to which it is a party, and to carry out their respective terms; and the execution, delivery and performance of this Agreement and all other Program Documents to which it is a party have been or will be duly authorized by the Lender by all necessary action.

(iv) Binding Obligation. Each of this Agreement and all other Program Documents to which the Lender is a party constitutes a legal, valid and binding obligation of the Lender, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

(v) No Violation. The execution, delivery and performance by the Lender of this Agreement and all other Program Documents to which it is a party will not violate any Requirement of Law or Contractual Obligation applicable to the Lender, and will not, except as otherwise provided herein, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or Contractual Obligation, except as contemplated by the Program Documents.

(vi) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, arbitrator or other Governmental Authority having jurisdiction over the Lender or any of its properties which could reasonably be expected to have a material adverse effect with respect to the Lender.

(vii) No Consent. Except as expressly contemplated by the Program Documents, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with its execution, delivery or performance or the validity or enforceability against the Lender of the Program Documents.

(viii) No Default. The Lender is not in default in any material respect under or with respect to any of its Contractual Obligations.

(ix) Compliance with Law. The Lender has complied in all material respects with all Requirements of Law.

(x) Title to Conveyed Assets. Immediately prior to the transfer of the Conveyed Assets pursuant to this Agreement, the Lender (A) is the true and lawful owner of the Conveyed Assets and has the legal right to transfer the Conveyed Assets, (B) has good and valid title to the Conveyed Assets and the Conveyed Assets are on such date free and clear of all Liens and (C) will convey good, valid and indefeasible title to the Conveyed Assets to the Depositor under this Agreement.

(xi) Investment Company Act. The Lender is not an “investment company” within the meaning of the Investment Company Act of 1940.

(xii) Solvency of the Lender. The Lender is, and after giving effect to the transactions contemplated to occur on such date, will be, Solvent and is not the subject of any Insolvency Event.

(xiii) Tax Returns. The Lender has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and has paid or properly accrued and provided for payment at such time as is required or permitted all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any of the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books and records of the Lender); no tax Lien has been filed and, to the knowledge of the Lender, no claim is being asserted with respect to any such tax, fee or other charge.

(b) The Depositor hereby represents and warrants to the Lender as of the 2026-3 Closing Date that:

(i) Organization and Good Standing. The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and pledge the Conveyed Assets.

(ii) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification could not reasonably be expected to have a material adverse effect with respect to the Depositor.

(iii) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and all other Program Documents to which it is a party and to carry out its terms; and the execution, delivery and performance of this Agreement and all other Program Documents to which it is a party have been duly authorized by the Depositor by all necessary action.

(iv) Binding Obligation. Each of this Agreement and all other Program Documents to which the Depositor is a party constitutes a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

(v) No Violation. The execution, delivery and performance by the Depositor of this Agreement and all other Program Documents to which it is a party will not violate any Requirement of Law or Contractual Obligation applicable to the Depositor, and will not, except as otherwise provided herein, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or Contractual Obligation.

(vi) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, arbitrator or other Governmental Authority having jurisdiction over the Depositor or any of its properties which could reasonably be expected to have a material adverse effect with respect to the Depositor.

(vii) No Consent. Except as expressly contemplated by the Program Documents, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with its execution, delivery or performance or the validity or enforceability against the Depositor of the Program Documents.

(viii) No Default. The Depositor is not in default in any material respect under or with respect to any of its Contractual Obligations.

(ix) Compliance with Law. The Depositor has complied in all material respects with all Requirements of Law.

(c) The representations and warranties set forth in this Section shall survive the transfer, sale, assignment and conveyance of the Conveyed Assets by the Lender to the Depositor hereunder, the transfer, sale, assignment and conveyance of the Conveyed Assets by the Depositor to the Issuer pursuant to the 2026-3 Exchange Note Transfer Agreement and the pledge of the Conveyed Assets by the Issuer to the Indenture Trustee pursuant to the Indenture. Upon discovery by the Lender or the Depositor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other, the Noteholders and the Indenture Trustee. In addition to the foregoing, the Depositor shall comply with the obligations set forth in Section 2.5(b) of the Servicing Supplement.

SECTION 2.4. Financing Statements and Books and Records.

(a) In connection with the conveyance of the Conveyed Assets hereunder, the Lender agrees that on or prior to the 2026-3 Closing Date, it will deliver at the direction of the Lender to the Depositor, with all requisite endorsements, the 2026-3 Exchange Note and will file, at its own expense, one or more financing statements with respect to the Conveyed Assets meeting the requirements of applicable State law in such manner as necessary to perfect the transfer of the Conveyed Assets to the Lender, and the proceeds thereof (and any continuation statements as are required by applicable State law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Depositor in due course), as soon as is practicable after receipt by the Lender thereof.

(b) The Lender further agrees that it will treat the transfer of the Conveyed Assets as a sale for accounting purposes, take no actions inconsistent with the Depositor’s ownership of the assets sold to the Depositor pursuant to Section 2.1 hereof and on or prior to the 2026-3 Closing Date indicate on its books, records and statements that the 2026-3 Exchange has been sold to the Depositor.

SECTION 2.5. Affirmative Covenants of the Lender. Until the date on which all Issuer Obligations are paid in full, the Lender shall:

(a) Preservation of Existence. Preserve, renew and keep in full force and effect its existence and good standing and take all necessary action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business and comply with all Contractual Obligations, including, without limitation, all its obligations under the Program Documents, and all Requirements of Law.

(b) Payment of Taxes. File (or cause to be filed on its behalf as a member of a consolidated group) all tax returns required by law to be filed by it and pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that have not given rise to any Liens.

(c) Books and Records. Keep proper books and records of account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and, at its expense, shall permit representatives or designees of the Indenture Trustee, the Owner Trustee or any Noteholder or their duly authorized attorneys or auditors to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

(d) Maintenance of Separate Existence. Do all things necessary to remain readily distinguishable from the Depositor and maintain its corporate existence separate and apart from that of the Depositor, including maintaining in place all policies and procedures and taking all action, described in the factual assumptions set forth in the opinion letter of Katten Muchin Rosenman LLP, dated August 13, 2026 addressing the issues of substantive consolidation as they may relate to the Titling Trust, the Depositor and the Issuer on the one hand and the Lender on the other hand.

SECTION 2.6. Acceptance by the Depositor. The Depositor agrees to comply with all covenants and restrictions applicable to an Exchange Noteholder of the 2026-3 Exchange Note, whether set forth in the 2026-3 Exchange Note, in the Credit and Security Agreement, in the 2026-3 Exchange Note Supplement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

ARTICLE III

CONDITIONS

SECTION 3.1. Conditions Precedent to Effectiveness of this Agreement. The effectiveness of this Agreement and of the obligation of the Depositor to purchase, and of the Lender to sell, the Conveyed Assets in accordance with the terms hereof is subject to the satisfaction of the following conditions:

(a) Agreement. The Depositor shall have received this Agreement, duly executed and delivered by the Lender.

(b) 2026-3 Exchange Note Transfer Agreement. The Depositor shall have received the 2026-3 Exchange Note Transfer Agreement, duly executed and delivered by the Issuer.

(c) 2026-3 Exchange Note Supplement. The Depositor shall have received the 2026-3 Exchange Note Supplement, duly executed and delivered by the parties thereto.

(d) 2026-3 Servicing Agreement. The Depositor shall have received the 2026-3 Servicing Agreement, duly executed and delivered by the parties thereto.

(e) Effective Date. All conditions set forth in Section 6 of the Underwriting Agreement shall have been satisfied.

(f) Certificate of Incorporation; Bylaws. The Depositor shall have received a true and complete copy of the certificate of incorporation and bylaws of the Lender, each certified as a true and correct copy by an Authorized Officer of GM Financial.

(g) Resolutions. The Depositor shall have received copies of duly adopted resolutions of the Lender as in effect on the date hereof and in form and substance reasonably satisfactory to the Depositor, authorizing the execution, delivery and performance of this Agreement, the 2026-3 Exchange Note Supplement and the 2026-3 Servicing Agreement, the other documents to be delivered by the Lender hereunder and thereunder and the transactions contemplated hereby and thereby, certified by an Authorized Officer of GM Financial.

(h) Lien Searches. The Depositor shall have received certified copies of requests for information or copies dated a date reasonably near the date hereof listing all effective financing statements which name the Lender (under its present name or any previous name) as transferor or debtor and which are filed in jurisdictions in which the filings were made pursuant to item (i) below and in any other jurisdictions that are necessary or appropriate, together with copies of such financing statements (none of which shall cover any 2026-3 Lease Agreements or other 2026-3 Exchange Note Assets, except any filing made in connection with a security interest granted under the Credit and Security Agreement), and tax and judgment lien searches showing no such liens that are not permitted by the Program Documents.

(i) UCCs. The Depositor shall have received acknowledgement copies of proper financing statements (Form UCC-1), naming the Lender as the seller (debtor) of the Conveyed Assets and the Depositor as buyer (secured party) or other similar instruments or documents as may be necessary or in the opinion of the Depositor desirable under the UCC or any comparable law to perfect the Depositor’s interest in the Conveyed Assets and executed copies of proper financing statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Conveyed Assets previously granted by the Lender.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Amendment.

(a) This Agreement may be amended by the parties hereto, with the prior written consent of the Indenture Trustee (acting at the direction of the Majority Noteholders).

(b) The parties hereto acknowledge and agree that the right of the Indenture Trustee to consent to any amendment of this Agreement is subject to the terms and provisions of Section 3.7(g) of the Indenture and that any consent provided by the Indenture Trustee in violation of such terms and provisions shall be of no force or effect hereunder.

SECTION 4.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO

OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.3. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as applicable, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

SECTION 4.4. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

SECTION 4.5. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 4.6. Counterparts and Consent to Do Business Electronically. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 4.7. Further Assurances. Each party hereto shall do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder. For the avoidance of doubt, the parties hereto agree to take all necessary actions (including filing of financing statements in accordance with the relevant UCC) to maintain perfections with respect to the Conveyed Assets.

SECTION 4.8. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each 2026-3 Exchange Noteholder or pledgee of the 2026-3 Exchange Note and each Noteholder who shall be considered third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

SECTION 4.9. No Petition. Each of the parties hereto, by entering into this Agreement, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under any Insolvency Law for a period of one (1) year and one (1) day after the date upon which all the Notes and all other Issuer Obligations have been paid in full, against the Titling Trust or the Issuer.

SECTION 4.10. Limited Recourse. Each of the parties hereto, by entering into this Agreement, agrees that any claim that the Lender or the Depositor may seek to enforce against each other is limited to the Conveyed Assets only and does not represent a claim against the assets of the Lender or the Depositor as a whole or any assets other than the Conveyed Assets.

SECTION 4.11. Subordination.

(a) The Lender and the Depositor agree that any claim that the Lender or the Depositor may seek to enforce at any time against any assets of the Lender or the Depositor other than the Conveyed Assets will be subordinate to payment in full of all other claims with respect to such other assets. However, this Section will not limit, subordinate or otherwise modify any claims against the Lender or the Depositor with respect to any right to indemnification or other obligation of the Lender or the Depositor relating to (i) the Conveyed Assets, (ii) any related credit enhancement, (iii) any transaction entered into in connection with the Conveyed Assets, (iv) any administrative services performed in connection with the Conveyed Assets, or (v) any obligation to any Person acting as a trustee or an administrator. The Depositor hereby releases all claims to the assets of the Titling Trust that are not allocated to the 2026-3 Designated Pool, and, in the event that such release is not given effect, the Depositor hereby agrees to fully subordinate any claims it may have against such other assets of the Titling Trust.

(b) The Lender agrees that any claim the Lender may seek to enforce against the Depositor or any of its assets will be subordinate to the payment in full of all obligations of the Depositor under the 2026-3 Exchange Note Transfer Agreement and the Note Purchase Agreement.

(c) The parties to this Agreement intend that Section 4.11(a) constitutes an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Lender

By:	/s/ Robert T. Pigott III

Name:	Robert T. Pigott III
Title:	Senior Vice President, Corporate Treasury

GMF LEASING LLC, as Depositor

By:	/s/ Meredith S. Dormire

Name:	Meredith S. Dormire
Title:	Vice President, Corporate Treasury

[Signature Page to the 2026-3 Exchange Note Sale Agreement]